UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1 —     Reports to Stockholders —

The Report to Shareholders is attached herewith.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2019 consisted of 25% net investment income, 22% net realized gains and 53% tax return of capital.

In January 2020, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

On September 5, 2019, the Board approved the termination of the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent, effective April 30, 2020. See Dividend Reinvestment and Optional Cash Purchase Plan on Page 23 for further information.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2019. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return

For the fiscal year ended October 31, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark are as follows:

NAV*	16.6%
Market Price*	11.1%
S&P/ASX 200 Accumulation Index (“ASX 200”)[1]	16.0%

*     assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 3 Report of the Investment Manager.

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior fiscal year of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
10/31/2019	$5.77	$5.16	10.6%
10/31/2018	$5.51	$5.17	6.2%

Throughout the fiscal year ended October 31, 2019, the Fund’s NAV was within a range of $5.13 to $6.07 and the Fund’s market price traded within a range $4.66 to $5.62. Throughout the fiscal year ended October 31, 2019, the Fund’s shares traded within a range of discount of 2.9% to 11.8%.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific equity team. The Asia-Pacific equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective June 12, 2019, Camille Simeon replaced Robert Penaloza as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Jason Kururangi, Michelle Lopez, Natalie Tam and Hugh Young. Camille Simeon is an Investment Manager on the Australian Equities team. She joined Aberdeen Standard Investments Australia Limited in 2008.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2019, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2019. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On December 10, 2019, the Fund announced that it will pay on January 10, 2020, a distribution of US $0.14 per share to all shareholders of record as of December 31, 2019.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2019, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter on www.sec.gov. This information is also available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is

1  The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date which, is now expected to be January 31, 2020 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•    Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•    Email: Investor.Relations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities rose sharply over the 12-month period ended October 31, 2019. In the first six months of the reporting period, the market initially was hurt by an indiscriminate sell-off on fears of a slowing global economy. Stocks subsequently rebounded as commodity prices, particularly iron ore, recovered in the wake of miner Vale’s (which the Fund does not hold) dam disaster in Brazil that had hurt output. Financial-sector stocks were also boosted by the release of the final report of the Royal Commission into Misconduct in the Banking, Superannuation and Financial Services Industry, which was less severe than expected.

In the second half of the reporting period, Australian shares rallied as economies in emerging markets and China stabilized. Although there were continued concerns over the health of the global economy, monetary easing by major global central banks brightened investors’ mood. In Australia, the Liberal-National coalition’s upset victory in the Parliamentary elections in May 2019 also cheered investors, alongside the Reserve Bank of Australia’s interest-rate cuts – the first since 2016. In addition, tax cuts and easier home loan requirements also helped boost investors’ risk appetite, along with seemingly reconciliatory gestures by the U.S. and China ahead of the resumption of trade talks.

In recent economic data, growth in Australia’s private sector decelerated, led by the services sector, even as manufacturing output stabilized. New orders slowed and business confidence sagged. Similarly, consumer confidence dipped as households grappled with the impact of U.S.-China trade relations on the global economy and speculation of a recession in the U.S. In September 2019, the country’s unemployment rate improved despite fewer jobs added, with marginally fewer people seeking work. Inflation rose at an annualized rate of 1.7% in the third quarter of 2019, in line with expectations. Meanwhile, credit rating agency Fitch* maintained Australia’s AAA credit rating with a stable outlook, given the government’s flexible policy framework that underpinned positive economic growth.

Fund performance review

Aberdeen Australia Equity Fund returned 16.6% on a net asset value basis for the 12-month period ended October 31, 2019, modestly outperforming the 16.0% return of its benchmark, the S&P/Australian Stock Exchange Ltd. (ASX) 200 Index.

At the stock level, the Fund performance benefited from the holding in accounting-software developer Xero Ltd., which is focused on cloud-computing solutions for small- and medium-sized businesses. Xero delivered strong corporate results early in the reporting period, driven by a combination of solid subscriber growth and cost-efficiencies, with the company also hitting a major milestone of achieving positive free cash flow. We remain optimistic about the firm’s long runway for growth across various markets, underpinned by its high-quality products and we believe that it has an opportunity to grow and gain market share through its accounting ecosystem.

The Fund’s holding in securities exchange operator Australian Securities Exchange (ASX) also contributed to performance for the reporting period. ASX’s monopolistic business continued to benefit from higher trading volumes, and growth in margin balances supported improved earnings. The company also sold its stake in software company Iress early in the reporting period, resulting in special dividends being passed onto shareholders. We like ASX for its robust revenue growth, its ability to outperform in times of heightened market volatility, as well as revenue opportunities that may arise as part of its distributed ledger technology rollout in the medium term.

Finally, the position in healthcare equipment company ResMed Inc., a manufacturer of CPAP (continuous positive airway pressure) devices, bolstered Fund performance, as its shares had a solid run and reached an all-time high. The CPAP market in Australia is currently enjoying a benign pricing environment, with the company having launched a number of new mask products, resulting in consecutive quarters of phenomenal growth over and above that of its competitors. The company remains focused on unlocking synergy benefits from recent acquisitions, which we believe should drive long-term growth.

Conversely, among the detractors from the Fund’s relative performance for the reporting period was the lack of exposure to financial services company IOOF Holdings Ltd., due to a favorable decision by the Federal Court of Australia in relation to the regulator’s proceedings to disqualify management and its board from the industry. The stock price also moved higher after IOOF reached a revised agreement to acquire Australia and New Zealand Banking Group’s (ANZ) wealth pension and investments division at a lower price, though this remains subject to approval from the Australian Prudential Regulation Authority (APRA). (The Fund does not hold ANZ.) We previously exited the Fund’s position in IOOF given our concerns about its quality and corporate governance. The absence of a position in Fortescue Metals Group Ltd. also weighed on Fund performance. Shares of the company rallied as iron-ore prices spiked due to supply uncertainty following miner Vale’s dam collapse. Additionally, the Fund’s holding in South32 Ltd, detracted from

*  Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen Australia Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

performance, as the mining and metals company was hampered by weaker aluminum and coal prices amid the uncertain macroeconomic and geopolitical backdrop. However, we believe that the company’s robust balance sheet, along with its pipeline of growth projects emanating from a sound strategy for acquisitions, bode well for the stock’s long-term performance.

Fund activity

During the reporting period, we exited the Fund’s position in financial services company AMP Ltd., as we think that the company’s new management may reset market expectations for the stock. We sold the Fund’s shares in Adelaide Brighton Cement Ltd, due to our concerns about its corporate governance, and Dulux Group to take significant profits in view of its recently approved takeover by Nippon Paint (which the Fund does not hold). We also exited the Fund’s holdings in commercial real estate company Unibail-Rodamco Westfield SE and real estate investment trust Vicinity Centres Ltd. in favor of what we believed were better investment opportunities elsewhere, and we sold the Fund’s shares in financial services company Perpetual Ltd., as its core equities business continued to see outflows and the stock underperformed.

In contrast, we initiated a holding in property management company Charter Hall Group. We believe that the company should continue to raise and deploy third-party capital because of its funds’ strong track records and the Australian market’s solid fundamentals. We also introduced technology company Altium Ltd., which has built a market-leading position in designs for printed circuit-boards. Altium has a clear set of targets until 2025, which we believe management is capable of executing on and should unlock significant value. We also initiated a position in diversified financial services company Macquarie Group Ltd, which has businesses across asset management, banking and financial advisory services. In our view, the company is benefiting from solid underlying demand for infrastructure and renewables investment globally. Coupled with Macquarie’s specialist background in owning and operating assets, we believe that its asset management business will continue to deploy equity under management, while it generates attractive fees. Furthermore, we feel that Macquarie will be able to deliver attractive returns through the market cycle, given its prudent approach. Finally, we established a new position in real estate investment trust Mirvac Ltd., as we believe it has attractive exposure to both the recovering residential market and the office segment, where we think that asset values should appreciate further, given robust offshore demand for quality assets that are able to deliver sustainable yields.

Outlook

The Australian economy has seen weakness in some indicators, while geopolitical uncertainty globally continues to weigh on business and consumer confidence. These factors have, at least in part, driven the Reserve Bank of Australia’s recent bout of monetary policy easing. In our view, the change in monetary policy, combined with measures to relax home loan requirements, should give the property and construction sectors a much-needed boost after a challenging few years of falling house prices. We think that the looser monetary policy, easier lending standards, and personal income tax cuts are likely to provide support to many parts of the Australian economy and, by extension, Australian equities over the coming months.

Given this change to the outlook, we are becoming more optimistic towards domestic residential-related businesses. As always, our focus is on accumulating positions in companies that we believe are led by strong management and have healthy balance sheets and upbeat long-term prospects.

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

Risk considerations

Past performance does not guarantee future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. There are also risks associated with investing in Australia, including the risk of investing in a single-country fund. Concentrating investments in the Australia region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

4	Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the ASX 200, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2019.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	16.6%	9.1%	4.2%	4.2%
Market Price	11.1%	8.4%	2.7%	2.6%
Benchmark	16.0%	8.9%	3.3%	5.6%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The net operating expense ratio both excluding and net of fee waivers based on the fiscal year ended October 31, 2019 was 1.48%.

Aberdeen Australia Equity Fund, Inc.	5

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of October 31, 2019, the GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

As of October 31, 2019, the Fund held 97.6% of its net assets in equities, 0.3% in a short-term investment and 2.1% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Financials	28.4%*
Health Care	18.1%
Materials	13.4%
Real Estate	7.2%
Energy	6.4%
Communication Services	5.5%
Industrials	5.1%
Consumer Staples	5.0%
Information Technology	4.0%
Consumer Discretionary	2.6%
Utilities	1.9%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	2.1%
100.0%

*              As of October 31, 2019, the Fund’s holdings in the Financials sector were allocated to three industries: Banks (18.3%), Diversified Financials (8.2%) and Insurance (1.9%).

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of October 31, 2019:

Name of Security	As a Percentage of Net Assets
CSL Ltd.	8.6%
Commonwealth Bank of Australia	8.1%
BHP Group PLC	8.1%
ASX Ltd.	5.4%
Cochlear Ltd.	4.4%
Telstra Corp. Ltd.	4.3%
Goodman Group, REIT	4.1%
Westpac Banking Corp.	4.0%
Australia & New Zealand Banking Group Ltd.	3.8%
Woodside Petroleum Ltd.	3.5%

6	Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—97.6%
COMMON STOCKS—97.6%
AUSTRALIA—79.4%
29,900	Altium Ltd.(a)	Software—0.5%	$661,902
153,700	Aristocrat Leisure Ltd.(a)	Hotels, Restaurants & Leisure—2.6%	3,351,433
124,000	ASX Ltd.(a)	Capital Markets—5.4%	7,038,465
2,001,600	AusNet Services(a)	Electric Utilities—1.9%	2,556,780
271,800	Australia & New Zealand Banking Group Ltd.(a)	Banks—3.8%	4,994,898
502,100	BHP Group PLC(a)	Metals & Mining—8.1%	10,649,813
263,300	Charter Hall Group(a)	Equity Real Estate Investment Trusts (REIT)—1.6%	2,051,607
1,684,300	Cleanaway Waste Management Ltd.(a)	Commercial Services & Supplies—1.6%	2,140,734
39,400	Cochlear Ltd.(a)	Health Care—4.4%	5,748,065
196,600	Commonwealth Bank of Australia(a)	Banks—8.1%	10,659,670
63,700	CSL Ltd.(a)	Biotechnology—8.6%	11,233,893
537,600	Goodman Group, REIT(a)	Equity Real Estate Investment Trusts (REIT)—4.1%	5,337,970
241,000	Incitec Pivot Ltd.(a)	Chemicals—0.4%	573,445
39,700	Macquarie Group Ltd.(a)	Capital Markets—2.8%	3,665,795
1,090,700	Medibank Pvt Ltd.(a)	Insurance—1.9%	2,542,119
902,200	Mirvac Group, REIT(a)	Equity Real Estate Investment Trusts (REIT)—1.5%	1,999,165
159,600	National Australia Bank Ltd.(a)	Banks—2.4%	3,132,810
369,700	Oil Search Ltd.(a)	Oil, Gas & Consumable Fuels—1.4%	1,824,575
363,100	Origin Energy Ltd.(a)	Oil, Gas & Consumable Fuels—1.5%	1,968,530
2,339,900	Telstra Corp. Ltd.(a)	Diversified Telecommunication Services—4.3%	5,635,518
247,700	Treasury Wine Estates Ltd.(a)	Beverages—2.3%	3,002,902
270,600	Westpac Banking Corp.(a)	Banks—4.0%	5,253,831
206,800	Woodside Petroleum Ltd.(a)	Oil, Gas & Consumable Fuels—3.5%	4,583,404
138,900	Woolworths Group Ltd.(a)	Food & Staples Retailing—2.7%	3,581,692
			104,189,016
NEW ZEALAND—10.4%
774,939	Auckland International Airport Ltd.(a)(b)	Transportation Infrastructure—3.5%	4,582,523
236,200	Fisher & Paykel Healthcare Corp. Ltd.(a)	Health Care—2.2%	2,896,258
528,900	Spark New Zealand Ltd.(a)(b)	Diversified Telecommunication Services—1.2%	1,519,131
96,300	Xero Ltd.(a)(b)	Software—3.5%	4,567,911
			13,565,823
UNITED KINGDOM—4.9%
75,100	Rio Tinto PLC—London Listing(a)	Metals & Mining—3.0%	3,909,842
1,413,900	South32 Ltd.—London Listing(a)	Metals & Mining—1.9%	2,487,669
			6,397,511
UNITED STATES—2.9%
262,100	ResMed, Inc.(a)	Health Care—2.9%	3,851,103
	Total Long-Term Investments—97.6% (cost $114,812,803)		128,003,453

Aberdeen Australia Equity Fund, Inc.	7

Portfolio of Investments (concluded)

As of October 31, 2019

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
447,463	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.75%(c)	$ 447,463
	Total Short-Term Investment—0.3% (cost $447,463)	447,463
	Total Investments—97.9% (cost $115,260,266)(d)	128,450,916
	Other Assets in Excess of Liabilities—2.1%	2,706,053
	Net Assets—100.0%	$ 131,156,969

(a) Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b) Non-income producing security.

(c) Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2019.

(d) See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC Public Limited Company

REIT Real Estate Investment Trust

See Notes to Financial Statements.

8	Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2019

Assets
Investments, at value (cost $114,812,803)	$ 128,003,453
Short-term investments, at value (cost $447,463)	447,463
Foreign currency, at value (cost $2,959,771)	3,018,121
Receivable for investments sold	1,922,614
Interest and dividends receivable	817
Prepaid expenses and other assets	43,900
Total assets	133,436,368
Liabilities
Payable for investments purchased	2,015,710
Investment management fees payable (Note 3)	111,886
Investor relations fees payable (Note 3)	20,138
Legal fees and expenses payable	10,351
Administration fees payable (Note 3)	9,593
Other accrued expenses	111,721
Total liabilities	2,279,399

Net Assets	$ 131,156,969
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$ 227,423
Paid-in capital in excess of par	112,561,636
Distributable earnings	18,367,910
Net Assets	$ 131,156,969
Net asset value per share based on 22,742,326 shares issued and outstanding	$ 5.77

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	9

Statement of Operations

For the Year Ended October 31, 2019

Net Investment Income:

Income
Dividends (net of foreign withholding taxes of $105,992)	$ 5,800,426
Interest and other income	36,647
Total Investment Income	5,837,073
Expenses:
Investment management fee (Note 3)	1,205,636
Directors’ fees and expenses	210,333
Administration fee (Note 3)	103,501
Insurance expense	82,098
Independent auditors’ fees and expenses	63,760
Reports to shareholders and proxy solicitation	58,831
Investor relations fees and expenses (Note 3)	49,521
Legal fees and expenses	37,968
Custodian’s fees and expenses	28,647
Transfer agent’s fees and expenses	28,512
Miscellaneous	43,000
Net expenses	1,911,807

Net Investment Income	3,925,266
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(2,134,233)
Foreign currency transactions	(151,578)
(2,285,811)
Net change in unrealized appreciation/(depreciation) on:
Investments	14,215,557
Foreign currency translation	3,273,549
17,489,106
Net realized and unrealized gain from investments and foreign currency related transactions	15,203,295
Net Increase in Net Assets Resulting from Operations	$ 19,128,561

See Notes to Financial Statements.

10	Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$ 3,925,266	$ 3,544,488
Net realized gain/(loss) from investment transactions	(2,134,233)	5,272,314
Net realized loss from foreign currency transactions	(151,578)	(333,738)
Net change in unrealized appreciation/(depreciation) on investments	14,215,557	(11,874,333)
Net change in unrealized depreciation on foreign currency translation	3,273,549	(2,098,503)
Net increase/(decrease) in net assets resulting from operations	19,128,561	(5,489,772)
Distributions to Shareholders From:
Distributable earnings	(6,238,691)	(12,928,295)
Tax return of capital	(6,951,858)	(1,626,794)
Net decrease in net assets from distributions	(13,190,549)	(14,555,089)
Change in net assets resulting from operations	5,938,012	(20,044,861)
Net Assets:
Beginning of year	125,218,957	145,263,818
End of year	$131,156,969	$125,218,957

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	11

Financial Highlights

	For the Fiscal Years Ended October 31,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$5.51	$6.39	$6.09	$6.21	$8.27
Net investment income	0.17	0.16	0.17	0.15	0.21
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.67	(0.40)	0.77	0.40	(1.45)
Total from investment operations	0.84	(0.24)	0.94	0.55	(1.24)
Distributions from:
Net investment income	(0.15)	(0.14)	(0.13)	(0.16)	(0.27)
Net realized gains	(0.13)	(0.43)	(0.16)	(0.09)	(0.15)
Tax return of capital	(0.30)	(0.07)	(0.35)	(0.42)	(0.40)
Total distributions	(0.58)	(0.64)	(0.64)	(0.67)	(0.82)
Capital Share Transactions:
Net asset value, end of year	$5.77	$5.51	$6.39	$6.09	$6.21
Market value, end of year	$5.16	$5.17	$6.25	$5.56	$5.57
Total Investment Return Based on(b):
Market value	11.15%	(8.37% )	24.92%	12.92%	(20.61% )
Net asset value	16.62%	(4.48% )	16.61%	10.94%	(14.91% )
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$131,157	$125,219	$145,264	$138,413	$142,067
Average net assets (000 omitted)	$129,377	$143,263	$144,958	$140,809	$166,905
Net operating expenses, net of fee waivers	1.48%	1.46%	1.48%	1.64% (c)	1.45%
Net operating expenses, excluding fee waivers	1.48%	1.46%	1.48%	1.65% (c)	1.45%
Net investment income	3.03%	2.47%	2.68%	2.44%	2.91%
Portfolio turnover	20%	36%	12%	15%	20%

(a)    Based on average shares outstanding.

(b)   Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)    The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the ASX. Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s investment manager (“ASIAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

Aberdeen Australia Equity Fund, Inc.	13

Notes to Financial Statements (continued)

October 31, 2019

“government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$128,003,453	$–	$128,003,453
Short-Term Investment	447,463	–	–	447,463
Total	$447,463	$128,003,453	$–	$128,450,916

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Valuation Time is as of the close of regular trading n the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)        market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)     purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

14	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Aberdeen Australia Equity Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2019

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments. For the fiscal year ended October 31, 2019, there were no deferred cap gains tax.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

ASIAL serves as investment manager to the Fund and Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited) (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the fiscal year ended October 31, 2019, ASIAL earned $1,205,636 from the Fund for investment management fees.

b. Fund Administrator:

Aberdeen Standard Investments Inc. (“ASII”), an affiliate of the Advisers, is the Fund’s Administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the fiscal year ended October 31, 2019, ASII earned $103,501 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other closed-end funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2019, the Fund incurred investor relations fees of approximately $49,521, For the fiscal year ended October 31, 2019, ASII did not waive any investor relations fees because the Fund did not reach the capped amount.

16	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were $25,038,844 and $35,361,468, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of October 31, 2019, there were 22,742,326 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period when management believes such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2019 and fiscal year ended October 31, 2018, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Concentrating investments in Australia subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects, the risk of loss from such claims to be remote.

Aberdeen Australia Equity Fund, Inc.	17

Notes to Financial Statements (concluded)

October 31, 2019

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$104,314,061	$27,555,951	$(3,419,096)	$24,136,855

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$3,357,871	$3,077,566
Net long-term capital gains	2,880,820	9,850,729
Tax return of capital	6,951,858	1,626,794
Total tax character of distributions	$13,190,549	$14,555,089

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–	*
Other currency gains	5,733,613
Other temporary differences	3
Unrealized appreciation/(depreciation) – securities	24,195,191	**
Unrealized appreciation/(depreciation) – currency	(11,560,897	)**
Total accumulated earnings/(losses) – net	$18,367,910

*                   During the fiscal year ended October 31, 2019, the Fund did not utilize a capital loss carryforward.

**                The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies spin-off adjustments, differing treatments for foreign currencies, and the tax deferral of wash sales.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2019.

On December 10, 2019, the Fund announced that it will pay on January 10, 2020 a distribution of $0.14 per share to all shareholders of record as of December 31, 2019.

Subsequent to the reporting period, the Fund’s Board of Directors approved a change in the Fund’s benchmark from S&P/ASX 200 (gross dividends) to the S&P/ASX 200 (net dividends). Future shareholder reports will include information with respect to the new benchmark.

18	Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Australia Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Australia Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

Aberdeen Australia Equity Fund, Inc.	19

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2019:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/10/2019	$0.150000	$0.000000	$0.000000	$0.150000	$0.004929	$0.154929	$0.154929	$0.154929
3/29/2019	0.150000	0.044665	0.105335	0.000000	0.000000	0.000000	0.000000	0.000000
6/28/2019	0.140000	0.041687	0.098313	0.000000	0.000000	0.000000	0.000000	0.000000
9/30/2019	0.140000	0.041687	0.098313	0.000000	0.000000	0.000000	0.000000	0.000000
TOTAL	$0.580000	$0.128039	$0.301961	$0.150000	$0.004929	$0.154929	$0.154929	$0.154929

(1)         The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)         The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Management and Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Australia Equity Fund, Inc. (“IAF” or the “Fund”) held on June 12, 2019, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Standard Investments (Asia) Limited (the “Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (the “Investment Adviser”). In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 6, 2019 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 12, 2019, the “Meetings”). The Investment Manager and the Investment Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser is an affiliate of the Investment Manager.

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreements, the Board received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

20	Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, which consists solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds. The Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance. Additionally, the Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.

The Board also considered the historical responsiveness of the Investment Manager to Director concerns about performance, the Advisers’ performance and reputation generally and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered that the compensation paid to the Investment Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including that how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management agreement provides breakpoints at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Directors took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and

Aberdeen Australia Equity Fund, Inc.	21

Supplemental Information (unaudited) (concluded)

the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•                        whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•                        the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                        so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*	*	*

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

22	Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan

On September 5, 2019, the Board approved the termination of the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent, and adopted a Dividend Reinvestment and Optional Cash Purchase Plan (“New DRIP”) for the Fund, each effective April 30, 2020. A few of the key terms and a summary of the New DRIP are set out below.

Feature	New DRIP
Automatically Enrolled in Dividend Reinvestment	Yes (only new shareholders establishing a position after April 30, 2020 will be automatically enrolled, subject to the Plan’s terms)
Optional Cash Purchases	Yes
Frequency of Optional Cash Purchases	Monthly
Maximum Aggregate Annual Optional Cash Purchase Amount	$250,000
Business Days to purchase DRIP Shares on the Open Market	3 - 5 days
Certificates Issued	No
Schedule Recurring Deductions for Optional Cash Purchases	Yes
Online Bank Debits for Optional Cash Purchases	Yes
DRIP purchases when shares are trading at a discount	Shares are purchased on the open market
DRIP purchases when shares are trading at a premium	Shares are issued at the higher of NAV or 95% of current market price
Additional Terms

If the Fund shares shift from a discount to a premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Fee Structure	Each participant will pay a minimal service fee for each investment and a pro rata portion of brokerage commissions for Open-Market Purchases.

Summary of the Dividend Reinvestment and Optional Cash Purchase Plan that will go into effect on April 30, 2020:

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had

Aberdeen Australia Equity Fund, Inc.	23

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

24	Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Director
Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2021; Director since 2019

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.
Independent Directors
Neville J. Miles 142 Martins Lane Knockrow NSW 2010 Australia Year of Birth: 1946	Chairman of the Board; Class I Director	Term expires 2022; Director since 1996	Mr. Miles is a non-executive director of a number of Australian companies	27	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).

P. Gerald Malone c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Class II Director	Term expires 2020; Director since 2008	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	31	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Rejuvenan LLC (wellbeing) from 2015-2017.

Aberdeen Australia Equity Fund, Inc.	25

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
William J. Potter c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class III Director	Term expires 2021; Director since 1985	Mr. Potter has been the Chairman of Arrow Robotics Ltd (technology) since 2017 and is the non-executive Chairman of Howell Biopharma Ltd (health care) beginning in 2018. He was president of Meredith Financial Group from 2004 to 2016 and an officer of Ridgewood Group International Ltd. from 2012 to 2015.	3

Director of Arrow Robotic Ltd. (Chairman) and Alexandria Bancorp (international banking and trustee services). Director of Howell Biopharma Ltd (since 2018); Director of Meredith Financial Group Inc. (Chairman) (investment management) from 2004 to 2016, Meredith Portfolio Management Inc. from 2004 to 2016 and Robert R. Meredith & Co, Inc. (broker dealer) from 2006 to 2016.

Peter D. Sacks c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2020; Director since 1999	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	27	None
Moritz Sell c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2019; Director since 2004	Mr. Sell has been a Principal at Edison Holdings GmbH (commercial real estate and venture capital) since 2015. In addition, Mr. Sell currently serves as Senior Advisor to Markston International LLC (an independent asset manager)..	3

Director of Swiss Helvetia Fund, Inc. Director of Aberdeen Greater China Fund, Inc. from 2012 to 2018 and Aberdeen Singapore Fund, Inc. from 2011 to 2018. Director/Trustee of High Income Securities Fund from 2018 to present.

*    Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**  Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser. Mr. Gilbert was appointed to the Board of Directors on December 11, 2019.

26	Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer and Vice President – Compliance	Since 2011	Currently, Chief Risk Officer – Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010 as Head of Compliance-Americas.
Sharon Ferrari** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager – US for Aberdeen Standard Investments Inc. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.
Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Vice President	Since 2008

Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited), the Fund’s Investment Adviser, from 2000 to 2014. He Was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen- managed investment trusts and funds’ boards.

Alan Goodson** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Bev Hendry** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2015

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Matthew Keener** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined Aberdeen Standard Investments Inc. in 2006 as a Fund Administrator.

Aberdeen Australia Equity Fund, Inc.	27

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Standard Investments Inc. (since 2009). Ms. Kennedy joined Standard Investments Inc. in 2005.
Jason Kururangi Aberdeen Standard Investments Australia Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1986	Vice President	Since 2017	Currently, Investment Manager on the Australian Equities desk for Aberdeen Standard Investments Australia Limited. Mr. Kururangi joined Aberdeen Asset Managers Limited in 2011.
Michelle Lopez Aberdeen Standard Investments Australia Limited Level 6, 201 Kend St Sydney, NSW 2000 Australia Year of Birth 1982	Vice President	Since 2019	Currently, Head of Australian Equities on the Australian Equities team. Ms. Lopez joined Aberdeen Standard Investments Australia Limited in 2004 from KPMG.
Andrea Melia** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Head of Fund Operations, Traditional Assets – Americas and Vice President of Aberdeen Standard Investments Inc. Ms. Melia joined Aberdeen Standard Investments Inc. in September 2009.
Christian Pittard** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	President	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Lucia Sitar** Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. since 2013. Ms. Sitar joined Aberdeen Standard Investments Inc. in 2007 as U.S. Counsel.

*     Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders.

**    Messrs. Andolina, Cotton, Gilbert, Goodson, Hendry, Keener and Pittard and Mses. Ferrari, Kennedy, Melia, and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund

28	Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

Martin Gilbert

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited
Level 10 255 George Street
Sydney, NSW 2000, Australia

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Ave
New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American equities exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAF ANNUAL

Item 2 —     Code of Ethics.

(a)               As of October 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Definitional.

(c)                There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)                Not Applicable

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 —     Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 —    Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2019	$55,000	$0	$7,610	$0
October 31, 2018	$55,000	$0	$7,610	$0

(1)         The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)          The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, respectively, KPMG billed $620,047 and $745,960 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)                       Not applicable.

Item 5 —    Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2019, the Audit and Valuation committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

Moritz Sell

(b)           Not applicable.

Item 6 —    Investments.

(a)         Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7 —     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2020.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Jason Kururangi Investment Manager — Equities Asia	Responsible for Australian equities portfolio management	Currently Investment Manager — Equities. Mr. Kururangi joined Aberdeen in 2011.
Michelle Lopez Head of Equities - Australia	Responsible for Australian equities portfolio management	Currently Investment Head of Equities - Australia. She joined Aberdeen in 2004 upon graduation.
Natalie Tam Investment Director	Responsible for Australian equities portfolio management	Currently Investment Director on the Australian equity desk. She joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst.
Camille Simeon Investment Manager	Responsible for Australian equities portfolio management	Currently Investment Manager — Australian Equities. Ms. Simeon joined Aberdeen in 2008.

(a)(2)  The information in the table below is as of October 31, 2019.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	15	$8,638.38	0	$0
	Pooled Investment Vehicles	173	$29,926.32	0	$0
	Other Accounts	80	$24,184.74	13	$4,625.88

Jason Kururangi	Registered Investment Companies	6	$916.93	0	$0
	Pooled Investment Vehicles	70	$18,879.04	0	$0
	Other Accounts	48	$13,398	8	$3,126.43

Michelle Lopez	Registered Investment Companies	6	$916.93	0	$0
	Pooled Investment Vehicles	70	$18,879.04	0	$0
	Other Accounts	48	$13,398	8	$3,126.43

Natalie Tam	Registered Investment Companies	6	$916.93	0	$0
	Pooled Investment Vehicles	70	$18,879.04	0	$0
	Other Accounts	48	$13,398	8	$3,126.43

Camille Simeon	Registered Investment Companies	6	$916.93	0	$0
	Pooled Investment Vehicles	70	$18,879.04	0	$0
	Other Accounts	48	$13,398	8	$3,126.43

Total assets are as of October 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.28.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Advisers sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which an Adviser has an ownership and/or a greater pecuniary interest over actively managed accounts in which an Adviser has no ownership and/or a lesser pecuniary interest; (2) prevent an Adviser and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts  or the Advisers’ duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen plc Shares, with an option to put up to 5% of the deferral into funds.  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Advisers may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2019
Hugh Young	$1-10,000
Jason Kururangi	$0
Michelle Lopez	$0
Natalie Tam	$0
Camille Simeon	$0

(b)         Not applicable.

Item 9 —     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11-          Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 Exhibits.

(a)(1)                  Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)                  Not applicable.

(a)(4)      Not applicable

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                                  A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), as required by the terms of the Registrant’s SEC exemptive order.

(d)                                 Proxy Voting Policy of Registrant.

(e)                                  Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date:	January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date:	January 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date:	January 9, 2020

EXHIBIT LIST

13(a)(1) — Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c) — Distribution notice to stockholders

13(d) — Registrant’s Proxy Voting Policies

13(e) — Investment Manager’s and Investment Adviser’s Proxy Voting Policies